UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

June 29, 2009

Date of Report (date of Earliest Event Reported)

Middle Kingdom Alliance Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000 - 52358	20-4293876
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Sandy Springs Circle, Suite 223, Atlanta, GA 30328

(Address of principal executive offices and zip code)

(404) 257-9150

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 8.01	Other Events.

On June 29, 2009, Middle Kingdom Alliance Corp. (“Middle Kingdom”) issued a press release announcing its stockholders approved its previously-announced proposed business combination with Pypo Digital Company Limited at a special meeting held on June 29, 2009. All of the additional proposals presented at the special meeting were also approved by Middle Kingdom stockholders. A copy of the press release described above is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits.

(a)	Not applicable

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

99.1	Press release of Middle Kingdom Alliance Corp. dated June 29, 2009

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Middle Kingdom Alliance Corp.

Date: July 1, 2009	By:	/s/ David A. Rapaport
David A. Rapaport,
General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press release dated June 29, 2009